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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 13, 1998, in the Registration Statement (Form S-3) and related Prospectus of Cypress Bioscience, Inc. for the registration of shares of its common stock.

                                            ERNST & YOUNG LLP

San Diego, California
October 26, 1998